Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

NOTE 8—INCOME TAXES

The significant components of the income tax expense (benefit) are as follows (in millions):

	UAL	United
2012
Current	$(14)	$(9)
Deferred	13	13

	$(1)	$4

2011
Current	$11	$3
Deferred	(6)	(5)

	$5	$(2)

2010
Current	$10	$2
Deferred	(10)	(18)

	$—	$(16)

The income tax provision differed from amounts computed at the statutory federal income tax rate, as follows (in millions):

Year ended December 31, 2012	UAL	United
Income tax provision at statutory rate	$(253)	$(230)
State income taxes, net of federal income tax	(15)	(7)
Foreign income taxes	7	7
Nondeductible employee meals	12	12
Nondeductible interest expense	19	19
Derivative market adjustment	—	(15)
Nondeductible compensation	5	5
Valuation allowance	234	223
Other, net	(10)	(10)

	$(1)	$4

Year Ended December 31, 2011
Income tax provision at statutory rate	$298	$299
State income taxes, net of federal income tax	(19)	(17)
Nondeductible acquisition costs	(17)	(17)
Nondeductible employee meals	12	12
Nondeductible interest expense	13	13
Derivative market adjustment	—	10
Nondeductible compensation	9	10
Valuation allowance	(294)	(315)
Other, net	3	3

	$5	$(2)

Year Ended December 31, 2010
Income tax provision at statutory rate	$87	$100
State income taxes, net of federal income tax	24	25
Nondeductible acquisition costs	45	45
Nondeductible employee meals	8	8
Nondeductible interest expense	12	12
Change in tax law—Medicare Part D Subsidy	119	119
Nondeductible compensation	13	13
Goodwill credit	(22)	(22)
Valuation allowance	(290)	(313)
Tax benefit resulting from intraperiod tax allocation	—	(6)
Other, net	4	3

	$—	$(16)

State tax benefit recorded in 2011 resulted from certain adjustments to existing state tax net operating losses, such benefit was fully offset by an increase in the valuation allowance.

Temporary differences and carryforwards that give rise to deferred tax assets and liabilities at December 31, 2012 and 2011 were as follows (in millions):

	UAL		United
	December 31,		December 31,
	2012	2011	2012	2011
Deferred income tax asset (liability):
Federal and state net operating loss (“NOL”) carryforwards (a)	$3,025	$2,911	$2,957	$2,859
Frequent flyer deferred revenue (a)	2,425	2,386	2,426	2,390
Employee benefits, including pension, postretirement, medical and the Pension Benefit Guaranty Corporation (“PBGC”) notes (a)	2,488	1,897	2,491	1,978
Lease fair value adjustment	259	376	259	376
AMT credit carryforwards	251	268	251	268
Other assets (a)	947	1,251	882	1,141
Less: Valuation allowance	(4,603)	(4,137)	(4,503)	(4,048)

Total deferred tax assets	$4,792	$4,952	$4,763	$4,964

Depreciation, capitalized interest and other	$(3,705)	$(3,860)	$(3,702)	$(3,857)
Intangibles	(1,578)	(1,627)	(1,579)	(1,628)
Other liabilities	(509)	(453)	(406)	(391)

Total deferred tax liabilities	$(5,792)	$(5,940)	$(5,687)	$(5,876)

Net deferred tax liability	$(1,000)	$(988)	$(924)	$(912)

(a)	Deferred tax assets for 2012 reflect adjustments made in the current year to increase UAL’s and United’s deferred tax assets for frequent flyer deferred revenue and employee benefits by approximately $257 million and $187 million, respectively, and to reduce net operating loss carryforwards and other deferred tax assets by the same amounts.

As a result of the Merger, beginning October 1, 2010, Continental and its domestic consolidated subsidiaries joined the UAL federal consolidated tax return filing group, which, at that time, also included United Air Lines, Inc. and its domestic consolidated subsidiaries. Consolidated current and deferred tax expense was allocated to each of United Air Lines, Inc. and Continental using a method that treats each entity as though it had filed a separate tax return. Under the Company’s tax agreement, group members are compensated for their losses and other tax benefits only if they would be able to use those losses and tax benefits on a separate return basis. Tax liabilities between group members are settled in cash when the losses and tax benefits of one group have been fully exhausted and the Company begins making tax payments to tax authorities. Additionally, settlement in cash is required if a member leaves the consolidated tax group. Were a member to leave the group, its separate tax losses and benefits along with the corresponding receivable or liability to other group members may vary significantly from tax losses and benefits ascribed to it while a member of the group.

In addition to the deferred tax assets listed in the table above, UAL has an $883 million unrecorded tax benefit at December 31, 2012, primarily attributable to the difference between the amount of the financial statement expense and the allowable tax deduction for UAL’s common stock issued to certain unsecured creditors and employees pursuant to UAL Corporation’s Chapter 11 bankruptcy protection. This unrecorded tax benefit is accounted for by analogy to Accounting Standards Codification Topic 718 which requires recognition of the tax benefit to be deferred until it is realized as a reduction of taxes payable. Although not recognized for financial reporting purposes, this unrecognized tax benefit is available to reduce future income and is incorporated into the disclosed amounts of our federal and state NOL carryforwards, which are discussed below.

The federal and state NOL carryforwards relate to prior years’ NOLs, which may be used to reduce tax liabilities in future years. These tax benefits are mostly attributable to federal pre-tax NOL carryforwards of $10.3 billion for UAL (including the NOLs discussed in the preceding paragraph). If not utilized these federal pre-tax NOLs will expire as follows (in billions): $1.5 in 2022, $1.6 in 2023, $2.4 in 2024, $2.0 in 2025 and $2.8 after 2025. In addition, the majority of state tax benefits of the net operating losses of $196 million for UAL expires over a five to 20-year period.

Both UAL Corporation and Continental experienced an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended, as a result of the Merger. However, the Company currently expects that these ownership changes will not significantly limit its ability to use its NOL and alternative minimum tax (“AMT”) credit carryforwards in the carryforward period because the size of the limitation exceeds our NOL and AMT credit carryforwards.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including the reversals of deferred tax liabilities) during the periods in which those deferred tax assets will become deductible. The Company’s management assesses available positive and negative evidence regarding the realizability of its deferred tax assets and records a valuation allowance when it is more likely than not that deferred tax assets will not be realized. To form a conclusion, management considers positive evidence in the form of reversing temporary differences, projections of future taxable income and tax planning strategies, and negative evidence such as recent history of losses. Although the Company was no longer in a three-year cumulative loss position at the end of 2012, management determined that the loss in 2012, the overall modest level of cumulative pretax income in the three years ended December 31, 2012 of 0.4% of total revenues in that period and the uncertainty associated with projecting future taxable income supported the conclusion that the valuation allowance was still necessary on net deferred assets. As a result of the loss sustained in 2012 and the need to complete final integration activities that produce synergies and overcome cost increases from new labor agreements, management’s position is that sufficient positive evidence to support a reversal of the remaining valuation allowance does not exist and has retained a full valuation allowance on its deferred tax assets. Management will continue to evaluate future financial performance, as well as the impacts of special charges on such performance, to determine whether such performance provides sufficient evidence to support reversal of the valuation allowance.

The December 31, 2012 valuation allowances of $4.6 billion and $4.5 billion for UAL and United, respectively, if reversed in future years will reduce income tax expense. The current valuation allowance reflects increases from December 31, 2011 of $466 million and $455 million for UAL and United, respectively, including amounts charged directly to other comprehensive income.

The Company’s unrecognized tax benefits related to uncertain tax positions were $19 million, $24 million and $32 million at 2012, 2011 and 2010, respectively. Included in the ending balance at 2012 is $17 million that would affect the Company’s effective tax rate if recognized. The Company does not expect significant increases or decreases in their unrecognized tax benefits within the next twelve months.

There are no significant amounts included in the balance at December 31, 2012 for tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company records penalties and interest relating to uncertain tax positions in other operating expenses and interest expense, respectively, in its consolidated statements of operations. The Company has not recorded any significant expense or liabilities related to interest or penalties in its consolidated financial statements.

The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits related to the Company’s uncertain tax positions (in millions):

	2012	2011	2010
Balance at January 1,	$24	$32	$16
Decrease in unrecognized tax benefits relating to settlements with taxing authorities	(12)	—	—
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior period	8	(9)	—
Decrease in unrecognized tax benefits relating from a lapse of the statute of limitations	(1)	—	—
Increase due to Continental’s uncertain tax positions at the Merger closing date	—	—	6
Increase in unrecognized tax benefits as a result of tax positions taken during the current period	—	1	10

Balance at December 31,	$19	$24	$32

The Company’s federal income tax returns for tax years after 2002 remain subject to examination by the Internal Revenue Service (“IRS”) and state taxing jurisdictions. The IRS commenced an examination of the Company’s U.S. income tax returns for 2010 through 2011 in the fourth quarter of 2012. As of December 31, 2012, the IRS had not proposed any material adjustments to the Company’s returns. Continental’s federal income tax returns for tax years after 2001 remain subject to examination by the IRS and state taxing jurisdictions.